                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by the Party other than the Registrant

Check the appropriate box:

[_]  Preliminary Proxy Statement       [_]   Confidential, for Use of the

[X]  Definitive Proxy Statement              Commission Only (as permitted

[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              HOPFED BANCORP, INC
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.  Title of each class of securities to which transaction applies:

         ______________________________________________________________________

     2.  Aggregate number of securities to which transaction applies:

         ______________________________________________________________________

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ______________________________________________________________________

     4.  Proposed maximum aggregate value of transaction:

         ______________________________________________________________________

     5.  Total fee paid:

         ______________________________________________________________________

     Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount previously paid:

     -----------------------------------------------------

2.   Form, Schedule or Registration Statement No.:

     -----------------------------------------------------

3.   Filing Party:

     -----------------------------------------------------

4.   Date Filed:

     -----------------------------------------------------

                             HOPFED BANCORP, INC.
                         2700 FORT CAMPBELL BOULEVARD
                         HOPKINSVILLE, KENTUCKY 42440


                                April 13, 1999

Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of HopFed Bancorp, Inc. (the "Company") to be held at the main office of Hopkinsville Federal Savings Bank, 2700 Fort Campbell Boulevard, Hopkinsville, Kentucky on Wednesday, May 12, 1999 at 3:00 p.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

     As an integral part of the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that our stockholders may have. Detailed information concerning our activities and operating performance is contained in our Annual Report which also is enclosed.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

                                        Sincerely,


                                        /s/ Bruce Thomas
                                        Bruce Thomas
                                        President and Director

                             HOPFED BANCORP, INC.
                         2700 FORT CAMPBELL BOULEVARD
                         Hopkinsville, Kentucky 42440
                                (502) 885-1171

--------------------------------------------------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 12, 1999
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of HopFed Bancorp, Inc. (the "Company") will be held at the main office of Hopkinsville Federal Savings Bank, 2700 Fort Campbell Boulevard, Hopkinsville, Kentucky on Wednesday, May 12, 1999 at 3:00 p.m., local time.

     The Annual Meeting is for the following purposes, which are more completely described in the accompanying Proxy Statement:

     1.  The election of two directors of the Company.

     2.  The approval of the HopFed Bancorp, Inc. 1999 Stock Option Plan.

     3.  The approval of the HopFed Bancorp, Inc. Management Recognition Plan.

     4. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting or any adjournments thereof. Stockholders of record at the close of business on April 1, 1999, are the stockholders entitled to vote at the Annual Meeting and any adjournment thereof.

     You are requested to fill in and sign the enclosed proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/ Boyd M. Clark
                                   BOYD M. CLARK
                                   SECRETARY

Hopkinsville, Kentucky
April 13, 1999

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                PROXY STATEMENT
                             HOPFED BANCORP, INC.

                         2700 Fort Campbell Boulevard
                         HOPKINSVILLE, KENTUCKY 42440
                                (502) 885-1171

                        ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD
                                 May 12, 1999


--------------------------------------------------------------------------------
                                 INTRODUCTION
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of HopFed Bancorp, Inc. (the "Company") for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the main office of Hopkinsville Federal Savings Bank (the "Bank"), 2700 Fort Campbell Boulevard, Hopkinsville, Kentucky on Wednesday, May 12, 1999, at 3:00 p.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement, together with the enclosed form of proxy, are first being mailed to stockholders on or about April 13, 1999.

--------------------------------------------------------------------------------
                       VOTING AND REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. PROPERLY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR PROPOSAL I TO ELECT TWO NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY, FOR PROPOSAL II TO APPROVE THE HOPFED BANCORP, INC. 1999 STOCK OPTION PLAN (THE "OPTION PLAN"), AND FOR PROPOSAL III TO APPROVE THE HOPFED BANCORP, INC. MANAGEMENT RECOGNITION PLAN (THE "MRP"). If any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxies will vote the shares represented thereby on such matters as determined by a majority of the Board of Directors. The proxies solicited by the Board of Directors confer discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company in accordance with the Certificate of Incorporation and Bylaws. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted ("broker no votes") will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute the form of proxy enclosed herewith retain the right to revoke such proxies at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company or by the filing of a properly executed, later-dated proxy. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting alone will not revoke such stockholder's proxy.

     The Company has retained Corporate Communications, Inc. to aid in the solicitation of proxies and to verify certain records related to the solicitation of proxies at a fee of $3,500, plus reimbursement of normal expenses.

--------------------------------------------------------------------------------
                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     The securities which can be voted at the Annual Meeting consist of shares of the Company's common stock, $.01 par value per share ("Common Stock"). Stockholders of record as of the close of business on April 1, 1999 (the "Record Date") are entitled to one vote for each share of Common Stock then held on all matters. As of the Record Date, 4,033,625 shares of the Common Stock were issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     The following table sets forth, as of the Record Date, certain information as to the persons believed by management to be the beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group. Persons and groups owning in excess of 5% of Common Stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information is based on the most recent reports filed by such persons or information provided to the Company by such persons.

                                                              Percent of Shares
Name and Address of           Amount and Nature of            of Common Stock
Beneficial Owners             Beneficial Ownership(1)         Outstanding
-------------------           -----------------------         -----------------
All Executive Officers and           138,136 (2)                   3.4%
Directors as a Group
(7 persons)
HopFed Bancorp, Inc.                 322,690 (3)                   8.0%
Employee Stock Ownership
Plan and Trust
2700 Fort Campbell Boulevard
Hopkinsville, Kentucky 42440

______________________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is considered to "beneficially own" any shares of Common Stock (a) over which he has or shares voting or investment power, or (b) of which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the vote of shares, and "investment power" is the power to dispose or direct the disposition of shares.
(2) Includes shares owned directly by directors and officers of the Company as well as shares held by their spouses and minor children and trusts of which certain directors are trustees, but does not include shares held or beneficially owned by other relatives as to which they disclaim beneficial ownership.
(3) These shares are currently held in a suspense account for future allocation and distribution among participants as the loan used to purchase the shares is repaid. Trustees of the Employee Stock Ownership Plan and Trust ("ESOP") vote all allocated shares in accordance with the instructions of participating employees. Unallocated shares and allocated shares for which no instructions have been received are voted by the trustees (directors Cochran, Ezell and Hall) in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Board of Directors. As of the Record Date, 29,423 shares had been allocated.

--------------------------------------------------------------------------------
                      PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, the members of each class to serve for a term of three years and until their successors are elected and qualified. As a result of the resignation of Chester K. Wood, the Board of Directors consists of seven members. Mr. Wood has become an advisory director of the Bank. The Board of Directors has nominated Boyd M. Clark and John Noble Hall, Jr. to serve for three-year terms or until their successors are elected and qualified. Delaware law provides that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. Stockholders are not entitled to cumulate their votes for the election of directors. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute director as the Board of Directors may recommend or the Board of Directors may reduce the number of directors to eliminate the vacancy.

     The following table sets forth for each nominee and for each director continuing in office, including the named executive officer, such person's name, age, the year such person first became a director and the number of shares and percentage of Common Stock beneficially owned.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED BELOW AS DIRECTORS OF THE COMPANY.

                                                               PRESENT        SHARES OF
                                            YEAR FIRST          TERM         COMMON STOCK
                                             ELECTED             TO          BENEFICIALLY
     NAME                    AGE(1)         DIRECTOR (2)        EXPIRE         OWNED (3)
     ----                    ------         ------------       --------      ------------
                                 BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002

Boyd M. Clark                  53               1990              1999           12,639

John Noble Hall, Jr.           77               1962              1999           23,385

                                         DIRECTORS CONTINUING IN OFFICE
Bruce Thomas                   61               1990              2000           14,084

Peggy R. Noel                  60               1995              2000           19,318

WD Kelley                      78               1972              2001           20,374

Clifton H. Cochran             77               1977              2001           25,000

Walton G. Ezell                64               1965              2001           23,336

____________________
(1)  At December 31, 1998.
(2) Includes term of office as director of the Bank prior to the conversion of the Bank to a stock savings bank as a wholly owned subsidiary of the Company on February 6, 1998 (the "Conversion"). Each director of the Company is also a director of the Bank.
(3) At the Record Date. In accordance with Rule 13d-3 under the Exchange Act, a person is considered to "beneficially own" any shares of Common Stock (a) over which he has or shares voting or investment power, or (b) as to which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the vote of shares, and "investment power" is the power to dispose or direct the disposition of shares. Includes shares owned directly by the named individuals, shares held by their spouses and minor children and ESOP shares allocated to the accounts of Messrs. Thomas and Clark and Ms. Noel, but does not include shares held or beneficially owned by other relatives as to which the named individuals disclaim beneficial ownership. Does not include unallocated shares held by the ESOP trust and shares with respect to which the ESOP trustees have voting power in such capacity. Each nominee and director beneficially owns less than 1% of the shares outstanding. See "Voting Securities and Principal Holders Thereof."

          Listed below is certain information about the principal occupations of the Board nominees and the other directors of the Company. Unless otherwise noted, all such persons have held these positions for at least five years.

     BOYD M. CLARK. Mr. Clark has served as Senior Vice President --Loan Administrator of the Bank since 1995. Prior to his current position, Mr. Clark served as First Vice President of the Bank. He has been an employee of the Bank since 1973. Mr. Clark also serves as Vice President and Secretary of the Company.

     JOHN NOBLE HALL, JR. Prior to his retirement in 1980, Mr. Hall was a real estate agent.

     BRUCE THOMAS. Mr. Thomas has served as President and Chief Executive Officer of the Bank since 1992. He has been an employee of the Bank since 1962. Mr. Thomas also serves as President and Chief Executive Officer of the Company.

     PEGGY R. NOEL. Ms. Noel has served as Executive Vice President, Chief Financial Officer and Chief Operations Officer of the Bank since 1990. She has been an employee of the Bank since 1966. Ms. Noel also serves as Vice President, Chief Financial Officer and Treasurer of the Company.

     WD KELLEY. Prior to his retirement in 1980, Mr. Kelley served as superintendent of Schools for Christian County, Kentucky. Mr. Kelley currently serves as Chairman of the Board of Directors of the Bank, a position he has held since 1995. He also serves as Chairman of the Board of Directors of the Company.

     CLIFTON H. COCHRAN. Prior to his retirement in 1982, Mr. Cochran was in the retail clothing business.

     WALTON G. EZELL. Mr. Ezell is a self-employed farmer engaged in the production of grain in Christian County, Kentucky.

ADVISORY DIRECTORS

     DRURY R. EMBRY. Upon his resignation from the boards of directors of the Company and the Bank, Mr. Embry was elected an advisory director of the Bank. Prior to his retirement in 1996, Mr. Embry was Farm Director of WHOP, a radio station in Hopkinsville, Kentucky.

     CHESTER K. WOOD. Upon his resignation from the boards of directors of the Company and the Bank, Mr. Wood was elected an advisory director of the Bank. Prior to his retirement in 1968, Mr. Wood was a pharmacist.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held 14 meetings during the year ended December 31, 1998. The members of the Company's Board of Directors are also members of the Bank's Board of Directors, which held 14 meetings during the year ended December 31, 1998. All incumbent directors attended 75% or more of the total number of Board meetings held during the year ended December 31, 1998 and the total number of meetings held by committees on which such directors served during such period.

     The Board of Directors of the Company serves as a nominating committee for selecting the management nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees, nor has it established any procedures for this purpose. Subsequent to December 31, 1998, the Board of Directors held one meeting in its capacity as a nominating committee to nominate the individuals named herein for election as directors at the Annual Meeting.

     The Board of Directors' Audit and Finance Committee consists of directors Ezell, Kelley and Cochran. The Audit and Finance Committee met four times during the year ended December 31, 1998. The Audit and Finance Committee is authorized to examine and approve the audit report prepared by the independent auditors of the Bank, to review and recommend the independent auditors to be engaged by the Bank, to review the internal audit function and internal accounting controls, and to review and approve conflict of interest and audit policies.

     In the year ended December 31, 1998, there were no standing committees of the Board of Directors of the Company other than the Audit and Finance Committee. The Board of Directors of the Bank carries out many of its duties through committees.

     The Bank's Executive Committee consists of directors Kelley, Thomas and Ezell and is authorized to take actions it deems necessary or appropriate between regular meetings of the Board. The Executive Committee met seven times during the year ended December 31, 1998.

     The Bank's Personnel and Compensation Committee consists of directors Hall, Cochran and Kelley. The Personnel and Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. All compensation decisions are made by the full Board of Directors. However, directors who are also employees of the Bank abstain from voting and are not present during discussions of the Board on matters relating to their employee compensation. The Personnel and Compensation Committee met one time during the year ended December 31, 1998.

EXECUTIVE COMPENSATION

     The following table sets forth the cash and noncash compensation for the last fiscal year awarded to or earned by the Chief Executive Officer. No executive officer of the Company earned salary and bonus in the year ended December 31, 1998 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

                                                                         Annual Compensation
                                                    -----------------------------------------------------------
                                                                                              Other Annual
Name                            Year             Salary            Bonus                    Compensation (1)
----                            ----             ------            -----                    ----------------
Bruce Thomas                    1998          $100,000            $    --                   $       --
 President and Chief            1997          $ 93,500            $    --                   $       --
 Executive Officer              1996          $ 70,000            $ 3,500                   $       --

(1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in the year ended December 31, 1998 did not exceed 10% of each of the executive officer's salary and bonus.

DIRECTORS' COMPENSATION

     The members of the Board of Directors of the Company currently do not receive fees in their capacity as such. The Bank's non-employee directors and advisory directors receive a fee of $550 per meeting attended, plus all non-employee directors and advisory directors receive a retainer of $250 per month. The Chairman of the Board receives a fee of $650 per meeting attended. Non-employee directors of the Bank also receive a fee of $275 per committee meeting attended. During the year ended December 31, 1998, the Bank's non-employee directors' fees totaled $67,525.

CERTAIN BENEFIT PLANS AND AGREEMENTS

     PENSION PLAN. The Bank maintains a non-contributory, defined benefit pension plan (the "Pension Plan") for the benefit of employees who are 21 years of age and have completed one year of service with the Bank. The benefits are based on years of service and the employee's average final compensation, which is computed using the five consecutive years prior to retirement that yield the highest average. The normal retirement benefit is equal to 1.75% of average final compensation, multiplied by service not in excess of 35 years. The normal retirement date is age 65 and completion of five years of participation in the Pension Plan or age 60 with 30 years of vesting service, if earlier. The Pension Plan also provides for early retirement benefits beginning at age 55 and completion of 10 years of service, and for death benefits.

     The following table illustrates the maximum estimated annual benefits payable upon retirement pursuant to the Pension Plan based upon the Pension Plan formula for specified average final compensation and specified years of service.

Average Final                                       Years of Service
                              ---------------------------------------------------------
Compensation                      15        20        25          30         35
------------                  ---------------------------------------------------------
$ 20,000..................    $ 5,250    $ 7,000    $ 8,750     $10,500     $12,250
  40,000..................     10,500     14,000     17,500      21,000      24,500
  60,000..................     15,750     21,000     26,250      31,500      36,750
  80,000..................     21,000     28,000     35,000      42,000      49,000
 100,000..................     26,250     35,000     43,750      52,500      61,250

     Benefits are hypothetical amounts only. Currently, the maximum annual benefit payable under the Pension Plan is $98,000. Also, compensation in excess of $160,000 is not covered under the Pension Plan. "Average Final Compensation" is based upon compensation that would appear under the "Salary" column of the Summary Compensation Table. As of December 31, 1998, Mr. Thomas had 36.3 years of credited service under the Pension Plan. Benefits set forth in the preceding table are computed as a straight-life annuity and are unaffected by payments expected to be made to employees by Social Security.

     Pursuant to the Pension Plan, employees who terminate employment or who have qualified for normal retirement may elect to receive a lump sum payment of vested Pension Plan benefits. Such a payment to a qualified employee may be for either 100% or 50% of the vested amount, at the employee's discretion. Prior to December 31, 1998, Mr. Thomas satisfied the conditions for normal retirement and elected to receive a lump sum distribution of 50% of his vested benefit.

     EMPLOYMENT AGREEMENTS. The Company and the Bank have entered into separate employment agreements (the "Employment Agreements") with the following officers of the Company and the Bank: Bruce Thomas, President and Chief Executive Officer of the Company and the Bank; Peggy R. Noel, Vice President, Chief Financial Officer and Treasurer of the Company and Executive Vice President, Chief Financial Officer and Chief Operations Officer of the Bank; and Boyd M. Clark, Vice President and Secretary of the Company and Senior Vice President --Loan Administration of the Bank (collectively, the "Employees"). The Board of Directors of each of the Company and the Bank believe that the Employment Agreements assure fair treatment of the Employees in their careers with the Company and the Bank by assuring them of some financial security.

     The Employment Agreements became effective upon consummation of the Conversion, each for a term of one year and with an annual base salary equal to the Employee's current base salary. As of the first anniversary date of the commencement of each of the Employment Agreements, the term was extended for two years. On each anniversary date of the commencement of the Employment Agreements, the term of each Employee's employment may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of the Employee has met the required performance standards and that such Employment Agreement should be extended. The Employment Agreements provide the Employees with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. Each of the Employment Agreements shall terminate upon the Employee's death, may terminate upon the Employee's disability and are terminable by the Bank for "just cause" (as defined in the Employment Agreements). In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates any of the Employees without just cause, the Employee will be entitled to a continuation of his or her salary and benefits from the date of termination through the remaining term of the Employment Agreement and, at the Employee's election, either continued participation in benefit plans which the Employee would have been eligible to participate in through the Employment Agreements' expiration date or the cash equivalent thereof. If an Employment Agreement is terminated due to the Employee's "disability" (as defined in the Employment Agreements), the Employee will be entitled to a continuation of his or her salary and benefits through the date of such termination, including any period prior to the establishment of the Employee's disability. In the event of the Employee's death during the term of the Employment Agreements, his or her estate will be entitled to receive his or her salary through the last day of the calendar month in which the Employee's death occurred. Each of the Employees is able to voluntarily terminate his or her Employment Agreements by providing 60 days prior written notice to the Boards of Directors of the Bank and the Company, in which case the Employee is entitled to receive only his or her compensation, vested rights and benefits accrued up to the date of termination.

     In the event of the Employee's involuntary termination of employment other than for "just cause" within 12 months after a change in control of the Company or the Bank which has not been approved in advance by a two-thirds vote of the full Board of Directors of each of the Company and the Bank, the Employee will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his or her "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that the Employee receives on account of the change in control. The term "change in control" is defined in the Employment Agreements to mean (i) a change in the ownership, holding or power to vote more than 25% of the Bank's or Company's voting stock, (ii) a change in the ownership or possession of the ability to control the election of a majority of the Bank's or Company's directors, or
(iii) a change in the ownership or possession of the ability to exercise a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" within the meaning of Section 13(d) of the Exchange Act. The aggregate payment that would be made to Mr. Thomas assuming his termination of employment under the foregoing circumstances at December 31, 1998 would have been approximately $240,000. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that the Employee prevails over the Company and the Bank, or obtains a written settlement, in a legal dispute as to the Employment Agreement, the Employee will be reimbursed for his or her legal and other expenses.

TRANSACTIONS WITH MANAGEMENT

     The Bank offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. No loans to directors and officers have terms more favorable than might be otherwise offered to customers.

REPORT OF THE COMPENSATION COMMITTEE

     As members of the Personnel and Compensation Committee (the "Compensation Committee") of the Bank, it is our duty to review compensation policies applicable to executive officers; to consider the relationship of corporate performance to that compensation; to recommend salary and bonus levels for executive officers for consideration by the Board of Directors of the Bank; and to administer various incentive plans of the Company and the Bank.

     Overview. Under the compensation policies of the Bank, which are endorsed by the Compensation Committee, compensation is paid based both on the executive officer's performance and the performance of the entire Company. In assessing the performance of the Company and the Bank for purposes of compensation decisions, the Compensation Committee considers a number of factors, including profits of the Company and the Bank during the past year relative to their profit plans, changes in the value of the Company's stock, reports of federal regulatory examinations of the Company and the Bank, growth, business plans for future periods, and regulatory capital levels. The Compensation Committee assesses individual executive performance based upon its determination of the officer's contributions to the performance of the Company and the Bank and the accomplishment of the Company's and the Bank's strategic goals, such as loan growth, deposit growth, expense control and net income. In assessing performance for 1998 and previous years, the members of the Committee did not make use of a mechanical weighting formula or use specific performance targets, but instead weighed the described factors as they deemed appropriate in the total circumstances.

     Base Salary. The 1998 salary levels of the Bank's senior officers were established in 1997 consistent with this compensation policy. In its 1997 review of base compensation, the Committee determined that the performance of Mr. Thomas in managing the Company and the Bank was satisfactory, based upon the 1997 financial performance of the Bank, including the growth in assets, income, and capitalization during 1997; the financial performance trends for 1997 and the preceding four years, which included growth in assets, net income, and total equity in each year; the results of confidential regulatory examinations; his continued involvement in community affairs in the communities served by the Bank; the Company's planned levels of financial performance for 1998; his involvement in the Conversion which was successfully completed in early 1998; and a general level of satisfaction with the management of the Company and the Bank. Based upon the results of this review, the salary of Mr. Thomas was established at $100,000 per year for 1998, which represented an increase of 6.95% over his 1997 base salary.

     No member of the Compensation Committee is a former or current officer of the Company or the Bank.

March 31, 1999                          John Noble Hall, Jr.
                                        Clifton H. Cochran
                                        WD Kelley

STOCK PERFORMANCE COMPARISONS

     The following graph, which was prepared by SNL Securities LC, Charlottesville, Virginia, shows the cumulative total return on the Common Stock of the Company since the Conversion, compared with the NASDAQ Total Return Index, comprised of all U.S. Companies quoted on NASDAQ, and the SNL less than $250 Million Thrift Index, comprised of publicly traded thrifts and thrift holding companies with total assets of less than $250 million. Cumulative total return on the Common Stock or the index equals the total increase in value since February 9, 1998 assuming reinvestment of all dividends paid into the Common Stock or the index, respectively. The graph was prepared assuming that $100 was invested on February 9, 1998 in the Common Stock, and the securities included in the indexes.

                      CUMULATIVE TOTAL STOCKHOLDER RETURN
                 COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                  FEBRUARY 9, 1998 THROUGH DECEMBER 31, 1998


                             [GRAPH APPEARS HERE]

                                                  PERIOD ENDING
                                   ========================================================================================
INDEX                                   2/9/98         4/30/98        6/30/98        8/31/98        10/31/98       12/31/98
===========================================================================================================================
HopFed Bancorp, Inc.                    100.00          127.88         112.26          98.14          104.57         103.15
NASDAQ - Total US                       100.00          110.48         111.78          88.91          105.33         130.51
SNL less than $250M Thrift Index        100.00          107.24         101.06          83.40           82.33          81.96

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that during the year ended December 31, 1998, all such filing requirements were complied with, except that two reports of changes in beneficial ownership involving a total of four transactions were not filed by Bruce Thomas, but such reports were subsequently filed.

--------------------------------------------------------------------------------
  PROPOSAL II -- APPROVAL OF THE HOPFED BANCORP, INC. 1999 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

     The Board of Directors of the Company is seeking stockholder approval of the HopFed Bancorp, Inc. 1999 Stock Option Plan (the "Option Plan"). A copy of the Option Plan is attached hereto as Exhibit A and should be consulted for additional information. All statements made herein regarding the Option Plan, which are only intended to summarize the Option Plan, are qualified in their entirety by reference to the Option Plan.

PURPOSE OF THE OPTION PLAN

     The purpose of the Option Plan is to advance the interests of the Company by providing selected directors, advisory directors and employees of the Company and its affiliates, including the Bank, with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and employees of the Company and its affiliates to promote the success of the business of the Company.

DESCRIPTION OF THE OPTION PLAN

     Effective Date. The Option Plan became effective February 24, 1999 (the "Effective Date"), although the effectiveness of the Option Plan and any awards thereunder are contingent on the Option Plan's approval by the Company's stockholders at the Annual Meeting.

     Administration. The Option Plan is administered by a committee (the "Option Committee"), appointed by the Board of Directors, and consisting of at least two directors of the Company who are "non-employee directors" within the meaning of the federal securities laws. The Option Committee has discretionary authority
(i) to select participants and grant awards, (ii) to determine the form and content of any awards granted under the Option Plan, (iii) to interpret the Option Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Option Plan, and (v) to make other decisions necessary or advisable for the administration of the Option Plan. All decisions, determinations and interpretations of the Option Committee are final and conclusive on all persons affected thereby. Members of the Option Committee will be indemnified to the full extent permissible under the Company's governing instruments in connection with any claims or other actions relating to any action taken under the Option Plan. The Option Committee initially consists of Directors Hall, Cochran, and Kelley.

     Eligible Persons; Types of Awards. Under the Option Plan, the Option Committee has discretionary authority to grant stock options ("Options") and stock appreciation rights ("SARs") (collectively, "Awards") to such employees, directors (including members of the Committee) and advisory directors as the Option Committee shall designate. In addition, on the Effective Date, certain employees and non-employee directors and advisory directors of the Company and the Bank received one-time grants of Options to purchase shares of Common Stock (see "--Proposed Stock Option Grants" and "New Plan Benefits" below). As of the Record Date, the Company and its subsidiaries had seven employees, four non-employee directors and two non-employee advisory directors who were eligible to participate in the Option Plan.

     Shares Available for Grants. The Option Plan reserves 403,362 shares of Common Stock for issuance upon the exercise of Options or SARs. Such shares may be (i) authorized but unissued shares, (ii) shares held in treasury, or
(iii) shares held in a grantor trust. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Option Committee will adjust the number and kind of shares reserved for issuance under the Option Plan, the number of and kind of shares subject to outstanding Awards, and the exercise prices of such Awards. Generally, the number of shares as to which SARs are granted are charged against the aggregate number of shares available for grant under the Option Plan; provided, however, that, in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of shares of Common Stock subject to the Option will be charged against the aggregate number of shares of Common Stock remaining available under the Option Plan. If Awards should expire, become unexercisable or be forfeited for any reason without having been exercised, the shares of Common Stock subject to such Awards will, unless the Option Plan shall have been terminated, be available for the grant of additional Awards under the Option Plan.

     Options; Exercise Price. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code, or options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than the fair market value (determined under the Option Plan) of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of grant, such exercise price of an ISO may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by a participant for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs, and not as ISOs. The exercise price of shares subject to any outstanding Option will be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders.

     SARs. An SAR may be granted in tandem with all or part of any Option granted under the Option Plan, or without any relationship to any Option. An SAR granted in tandem with an ISO must expire no later than the ISO, must have the same exercise price as the ISO and may be exercised only when the ISO is exercisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. For SARs granted in tandem with Options, the participant's exercise of the SAR cancels his or her right to exercise the Option, and vice versa. Regardless of whether an SAR is granted in tandem with an Option, exercise of the SAR will entitle the participant to receive, as the Option Committee prescribes in the grant, all or a percentage of the difference between (i) the fair market value of the shares of Common Stock subject to the SAR at the time of its exercise, and (ii) the fair market value of such shares at the time the SAR was granted (or, in the case of SARs granted in tandem with Options, the exercise price). The exercise price as to any particular SAR may not be less than the fair market value of the optioned shares on the date of grant.

     Exercise of Options and SARs. The exercise of Options and SARs will be subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the participant. Each Option granted on the Effective Date will be vested and exercisable with respect to 50% of the underlying shares on the date the Option Plan receives stockholder approval, and will become vested and exercisable with respect to an additional 50% of those shares on January 1, 2000; provided, however, that grants to non-employee directors will become immediately exercisable on the date the Option Plan receives stockholder approval, and further provided that no vesting will occur on a particular date in the event of the termination or interruption of the participant's continuous service as a director, advisory director or employee of the Company or an affiliate prior thereto. Notwithstanding the foregoing, an Option will become fully exercisable upon termination of the participant's continuous service due to (i) the participant's disability (as defined in the Option Plan), (ii) death, (iii) retirement at or after age 62, or (iv) upon a "Change in Control" (as defined in the Option Plan) or, if earlier, the execution of an agreement to effect a change in control. Although the latter provision is included in the Option Plan primarily for the protection of an employee-participant in the event of a Change in Control of the Company, it may be regarded as having a takeover defensive effect, which may reduce the Company's vulnerability to hostile takeover attempts and certain other transactions which have not been negotiated with and approved by the Board of Directors.

     Method for Exercise. A participant may exercise Options or SARs, subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the Option or SAR with respect to a specified number of shares of Common Stock, and (ii) in the case of Options, payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock utilized in full or partial payment of the exercise price for Options will be valued at its market value at the date of exercise, and may consist of shares subject to the Option being exercised.

     Effect of Termination of Service. In the absence of Option Committee action to the contrary, an otherwise unexpired Option will cease to be exercisable upon (i) a participant's termination of employment for "just cause" (as defined in the Option Plan), (ii) the date that is one year after a participant terminates service for a reason other than just cause or death, or
(iii) the date that is two years after a participant's death.   Options granted
to non-employee directors and advisory directors expire one year after a director terminates continuous service for any reason other than death (but in no event later than the date on which such Option would otherwise expire). In the event of a director's or advisory director's death during the term of his or her directorship, the Option will become immediately exercisable and will expire two years after his or her death. In the event of such director's or advisory director's disability during his or her directorship, the Option will become immediately exercisable, and such Option may be exercised within two years of the termination of directorship or advisory directorship due to disability, but not later than the date that the Option would otherwise expire.

     Conditions on Issuance of Shares. The Option Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the Option Plan as it may deem appropriate or desirable, including, but not limited to, the authority to impose a right of first refusal, to establish repurchase rights, or to impose both of these restrictions. In addition, the Option Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties.

     Nontransferability. Participants may transfer their Awards other than ISOs to family members or trusts under specified circumstances. Awards may not otherwise be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. In addition, Common Stock that is purchased upon the exercise of an Option or SAR may not be sold within the six-month period following the grant date of that Option or SAR, except in the event of the participant's death or disability, or such other event as the Board of Directors may specifically deem appropriate.

     Effect of Dissolution and Related Transactions. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares or other securities which results from the Transaction. However, any such adjustment will be made in such a manner as to not constitute a modification, within the meaning of
Section 424(h) of the Internal Revenue Code, of outstanding ISOs.

     Duration of the Option Plan and Grants. The Option Plan has a term of 10 years from the Effective Date, after which date no Awards may be granted.
The maximum term for an Award is 10 years from the date of grant, except that the maximum term of an ISO (and an SAR granted in tandem with an ISO) may not exceed five years if the participant owns more than 10% of the Common Stock on the date of grant. The expiration of the Option Plan, or its termination by the Option Committee, will not affect any Award then outstanding.

     Amendment and Termination of the Option Plan. The Board of Directors may from time to time amend the terms of the Option Plan and, with respect to any shares at the time not subject to Awards, suspend or terminate the

Option Plan. No amendment, suspension, or termination of the Option Plan will, without the consent of any affected participant, alter or impair any rights or obligations under any Award previously granted.

     Financial Effects of Awards. The Company will receive no monetary consideration for the granting of Awards under the Option Plan. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to participants upon the exercise of their Options, and will receive no monetary consideration upon the exercise of SARs. Under applicable accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted, but disclosure may be required in financial statement footnotes regarding pro forma effects on earnings and earnings per share of recognizing as a compensation expense an estimate of the fair value of such stock-based awards.

     The granting of SARs will require charges to the income of the Company based on the amount of the appreciation, if any, in the average market price of the Common Stock to which the SARs relate over the exercise price of those shares. If the average market price of the Common Stock declines subsequent to a charge against earnings due to estimated appreciation in the Common Stock subject to SARs, the amount of the decline will reverse such prior charges against earnings (but not by more than the aggregate of such prior charges).

     Proposed Stock Option Grants. For information relating to proposed awards under the Option Plan, see "New Plan Benefits" below.

FEDERAL INCOME TAX CONSEQUENCES

     ISOs. A participant recognizes no taxable income upon the grant of ISOs. If the participant holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the participant as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If a participant disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the participant will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

     The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the participant for alternative minimum tax. However, if a participant has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

     Non-ISOs. A participant will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the Option price (or, if the participant is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the participant makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the participant in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the participant in connection with the exercise of a Non-ISO.

     SARs. The grant of an SAR has no tax effect on the participant or the Company. Upon exercise of the SARs, however, any cash or Common Stock received by the participant in connection with the surrender of his or her SAR will be treated as compensation income to the participant, and the Company will be entitled to a business expense deduction for the amounts treated as compensation income.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the Option Plan is desirable, cost effective, and produces incentives, which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the Option Plan in order to satisfy the requirements of the Internal Revenue Code for favorable tax treatment of ISOs and to satisfy the requirements of the National Association of Securities Dealers for Nasdaq Stock Market securities.

     Stockholder approval of the Option Plan requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE OPTION PLAN.


--------------------------------------------------------------------------------
PROPOSAL III -- APPROVAL OF THE HOPFED BANCORP, INC. MANAGEMENT RECOGNITION PLAN
--------------------------------------------------------------------------------
GENERAL

     The Board of Directors of Directors of the Company is seeking stockholder approval of the HopFed Bancorp, Inc. Management Recognition Plan (the "MRP"). A copy of the MRP is attached hereto as Exhibit B, and should be consulted for additional information. All statements made herein regarding the MRP, which are only intended to summarize the MRP, are qualified in their entirety by reference to the MRP.

PURPOSE OF THE MRP

     The purpose of the MRP is to reward and retain personnel of experience and ability in key positions of responsibility by providing selected directors, advisory directors and employees of the Company, the Bank and their affiliates with a proprietary interest in the Company, with compensation for their past contributions to the Company and the Bank, and with an incentive to make such contributions in the future.

DESCRIPTION OF THE MRP

     Effective Date. The MRP became effective February 24, 1999 (the "Effective Date"), although the effectiveness of the MRP and any awards thereunder are contingent on the MRP's approval by the Company's stockholders at the Annual Meeting.

     Administration. The MRP is administered by a committee (the "MRP Committee"), appointed by the Board of Directors and consisting of not less than two members of the Board of Directors who are "non-employee directors" within the meaning of federal securities laws. Except as limited by the express provisions of the MRP or by resolutions adopted by the Board of Directors, the MRP Committee will have sole and complete authority and discretion (i) to grant MRP awards to such employees as the MRP Committee may select, (ii) to determine the form and content of MRP awards to be issued under the MRP, (iii) to interpret the MRP, (iv) to prescribe, amend, and rescind rules and regulations relating to the MRP, and (v) to make other determinations necessary or advisable for the administration of the MRP. The MRP provides that members of the MRP Committee will be indemnified and held harmless for actions taken under the MRP in good faith and which he or she reasonably believed to be in the best interests of the Company and its affiliates. The MRP Committee initially consists of Directors Hall, Cochran, and Kelly.

     Grantor Trust; Purchase Limitations. The assets of the MRP will be held in a grantor trust (the "Grantor Trust"), as to which Directors Hall, Cochran, and Kelley act as trustees (the "Trustees") and thereby have the responsibility to invest all funds contributed to the Grantor Trust by the Company or the Bank. With funds contributed by the Company, the Grantor Trust may purchase, in the aggregate, up to 161,345 shares of the Common Stock. Such shares may be newly issued shares, shares held in treasury, or shares held in the Grantor Trust, and are the maximum that the Grantor Trust may purchase. As of the Record Date, the
Grantor Trust held no shares.    If the MRP is approved at the Annual Meeting,
it is currently expected that the Grantor Trust will purchase newly issued shares of Common Stock with respect to MRP awards that will vest as of the Effective Date. In the event an MRP award is forfeited for any reason or additional shares are subsequently purchased by the Grantor Trust, the MRP Committee may make MRP awards with respect to such shares.

     Types of Awards; Eligible Persons. The MRP Committee has the discretion to select employees of the Company and/or of the Bank who will receive discretionary MRP awards. In addition, certain employees and all non-employee directors and advisory directors received awards on the Effective Date. See "New Plan Benefits" below.

     Vesting. The vesting of an MRP award will be subject to such terms and conditions as are established in a written notice from the MRP Committee to the award participant. With respect to MRP awards that occur on the Effective Date, each award will be vested with respect to 33-1/3% of the awarded shares on the date of the award and shall become vested with respect to an additional 33-1/3% of the awarded shares on January 1, 2000 and January 1, 2001, respectively; provided, however, that no vesting will occur prior to stockholder approval of the MRP at the Annual Meeting, and provided, further, that no vesting will occur on a particular date in the event of the termination or interruption of the MRP award participant's continuous service as a director, advisory director, or employee prior thereto. Notwithstanding the foregoing, (i) all shares subject to an award held by a participant whose service with the Company or an affiliate terminates due to the participant's death, disability (as defined in the MRP) or retirement at or after age 62, will be deemed earned and 100% vested as of the participant's last day of service with the Company or an affiliate and (ii) all shares subject to an award held by a participant will be deemed 100% vested as of the earlier date of a change in control, as defined in the MRP, or the execution of an agreement to effect a change in control.

     Voting; Distributions of Shares. The Grantor Trust requires that its Trustees vote all shares of Common Stock held by the Grantor Trust (whether or not subject to an MRP award) in the same proportion as the trustees of the Company's Employee Stock Ownership Plan trust vote Common Stock held therein (and in the absence of any such voting, in the manner directed by the Board of Directors). The Trustees will distribute shares, together with any shares representing stock dividends, in the form of Common Stock as participants earn a vested interest in their awards. One share of Common Stock will be given for each share earned. However, shares may not be distributed from the Grantor Trust prior to the date which is five years from the date of the Conversion to the extent the participant would after receipt of such shares own in excess of 10% of the issued and outstanding shares of Common Stock, unless such action is approved in advance by a majority vote of the non-employee directors of the Company's Board of Directors. Any shares remaining undistributed solely by reason of the operation of this rule will be distributed to the participant on the date which is five years from the date of the Conversion.

     Dividends. Whenever shares of Common Stock are paid to an award participant or beneficiary thereof, such participant or beneficiary will also be entitled to receive, with respect to each share paid, an amount equal to any cash dividends (including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company's stockholders) and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant MRP award was initially granted to such participant and the date the shares are being distributed. There will also be distributed an appropriate amount of net earnings, if any, of the Grantor Trust with respect to any cash dividends so paid out.

     Deferral of Awards. The MRP provides that at any time prior to December 31st of any year prior to the date on which a participant becomes vested in any shares subject to his or her award, a participant who is a member of a select group of management or highly compensated employees (within the meaning of the Employees' Retirement Income Security Act of 1973) may irrevocably elect to defer the receipt of all or a percentage of the shares that would otherwise be transferred to the participant upon the vesting of such award. MRP participants will receive earnings on dividends paid on deferred shares at a rate equal to the dividend-adjusted total return on the Common Stock, as determined from time to time by the MRP Committee in its sole discretion. The Trustees will hold each participant's deferred shares and deferred earnings in the Grantor Trust until distribution is required pursuant to the participant's election.

     Transferability. Participants may transfer their MRP awards to family members or trusts under specified circumstances. MRP awards and rights to shares held in the Grantor Trust are not otherwise transferable by participants in the MRP, and during the lifetime of a participant, shares held in the Grantor Trust may only be earned by and paid to the participant.

     Taxation. Participants will recognize compensation income when their interest vests, or at an earlier date pursuant to a participant's election to accelerate recognition pursuant to Section 83(b) of the Internal Revenue Code. Whenever they recognize compensation income, the Company will be entitled to a corresponding deduction.

     Financial Effects of Awards. Neither the Company nor the Bank will receive any monetary consideration for the granting of awards under the MRP. Under applicable accounting standards, if the MRP is approved by the Company's stockholders, the Company must recognize compensation expense based on the fair market value of the Common Stock on the date the MRP awards were granted ($20.75 per share), with such amount being amortized over the expected vesting period for the award.

     Adjustments for Capital Changes. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the MRP Committee will adjust both the number and kind of shares of stock which may be purchased under the MRP and the number and kind of shares of stock subject to outstanding MRP awards. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets, all outstanding MRP awards will be adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities which results from the transaction.

     Amendment and Termination of the MRP. The Company's Board of Directors may, by resolution, amend or terminate the MRP at any time; provided, however, that no amendment or termination of the MRP will, without the written consent of any affected holder of an MRP award, impair any rights or obligations under any MRP award previously granted. The power to amend or terminate includes the power to direct the MRP Trustees to return to the Company all or any part of the assets of the MRP Trust, including shares of Common Stock held in the plan share reserve of the MRP. However, the termination of the MRP Trust will not affect a participant's right to earn outstanding MRP awards and to receive Common Stock relating thereto, including earnings thereon, in accordance with the terms of the MRP and the particular MRP award made to the participant.

     Duration of the MRP. The MRP and MRP Trust will remain in effect until the earlier of (i) termination by the Company's Board of Directors, or (ii) the distribution of all assets of the MRP Trust. Termination of the MRP will not affect any MRP awards previously granted, and such MRP awards will remain valid and in effect until they have been earned and distributed from the MRP Trust, or by their terms expire or are forfeited.

     Proposed MRP Awards. For information relating to proposed MRP awards, see "New Plan Benefits" below.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the MRP is desirable, cost effective, and produces incentives that will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the MRP to satisfy the listing requirements of the National Association of Securities Dealers for Nasdaq Stock Market securities.

     Approval of the MRP requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE MRP.

-------------------------------------------------------------------------------
                               NEW PLAN BENEFITS
-------------------------------------------------------------------------------

     The following table sets forth certain information regarding benefits expected to be received under the Option Plan and the MRP, subject to stockholder approval of the plans at the Annual Meeting. For additional information, including information regarding vesting of awards, see "Proposal II -- Approval of the HopFed Bancorp, Inc. 1999 Stock Option Plan" and "Proposal III -- Approval of the HopFed Bancorp, Inc. Management Recognition Plan."

                                                              Option Plan                          MRP
                                                         --------------------------        --------------------------
                                                            Dollar         Number            Dollar          Number
Name and Position                                        Value ($)(1)      of Units         Value ($)(2)     of Units
-----------------                                        --------------------------        --------------------------
Bruce Thomas, President
  and Chief Executive Officer of
  the Company and the Bank                             $  20,168          80,672           $  677,649        32,269

Peggy R. Noel, Vice President,
  Chief Financial Officer and Treasurer                $  18,151          72,605           $  609,882        29,042
  of the Company and Executive Vice
  President, Chief Financial Officer and
  Chief Operations Officer of the Bank

Boyd M. Clark, Vice President
  and Secretary of the Company and                     $  12,101          48,403           $  406,581        19,361
  Senior Vice President -
  Loan Administration of the Bank

WD Kelley, Director                                    $   5,042          20,168           $  169,407         8,067

Clifton H. Cochran, Director                           $   5,042          20,168           $  169,407         8,067

Walton G. Ezell, Director                              $   5,042          20,168           $  169,407         8,067

John Noble Hall, Jr., Director                         $   5,042          20,168           $  169,407         8,067

Drury R. Embry, Advisory Director                      $   5,042          20,168           $  169,407         8,067

Chester K. Wood, Advisory Director                     $   5,042          20,168           $  169,407         8,067

All current executive officers as a group (3 persons)  $  50,420         201,680           $1,694,112        80,672

All current directors who are not executive officers
  as a group (4 persons)                               $  20,168          80,672           $  677,628        32,268

All employees, including all current officers who
  are not executive officers, as a group (7 persons)   $  70,588         282,352           $2,371,740       112,940
___________________

(1) Based on the fair market value of the Common Stock on the Record Date ($21.00 per share), less the exercise price. All Options were granted at an exercise price equal to $20.75 per share, which was the fair market value of the underlying shares of Common Stock on the date of the grant. All options (i) will be contingent on, and not exercisable until, the Option Plan receives stockholder approval at the Annual Meeting, and (ii) will automatically expire 10 years after the date of their grant.

(2) Based on the closing price of the underlying Common Stock of $21.00 per share as quoted on the Nasdaq Stock Market on the Record Date. All MRP awards are contingent on the MRP's approval by the Company's stockholders at the Annual Meeting.

--------------------------------------------------------------------------------
                             INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
     York, Neel & Co. - Hopkinsville, LLP served as the Company's and the Bank's independent auditors for the year ended December 31, 1998. The Board of Directors has appointed York, Neel & Co. - Hopkinsville, LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 1999. A representative of York, Neel & Co. - Hopkinsville, LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if he so desires.

--------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. Properly executed proxies in the accompanying form that have not been revoked confer discretionary authority on the persons named therein to vote at the direction of a majority of the Board of Directors on any other matters presented at the Annual Meeting.

--------------------------------------------------------------------------------
                                 MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally, by telegraph or telephone without additional compensation.

     The Annual Report to Stockholders for the year ended December 31, 1998, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                             STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the proxy statement and proxy relating to the 2000 annual meeting of stockholders of the Company, which will be held on or about May 10, 2000, any stockholder proposal to take action at such meeting must be received by the Secretary of the Company at 2700 Fort Campbell Boulevard, Hopkinsville, Kentucky no later than December 16, 1999.
With respect to the 2000 annual meeting of stockholders of the Company, if notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, is not received by April 10, 2000, management proxies will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2000 annual meeting, or to consider and vote upon at any such meeting, any stockholder proposal which does not meet all of the requirements established by the SEC or the Company's Certificate of Incorporation or Bylaws in effect at the time such proposal is received.

--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, HOPFED BANCORP, INC., 2700 FORT CAMPBELL BOULEVARD, HOPKINSVILLE, KENTUCKY.

                             BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ BOYD M CLARK
                                 BOYD M. CLARK
                                 SECRETARY
Hopkinsville, Kentucky
April 13, 1999

                                                                       EXHIBIT A

                             HOPFED BANCORP, INC.
                            1999 STOCK OPTION PLAN

     1.   PURPOSE OF THE PLAN.

     The purpose of this Plan is to advance the interests of the Company through providing select key Employees, Directors and Advisory Directors of the Bank, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to Directors and key Employees of the Company or any Affiliate to promote the success of the business.

     2.   DEFINITIONS.

     As used herein, the following definitions shall apply.

     (a) "Advisory Director" shall mean any former Director who has been elected an Advisory Director of the Company or the Bank.

     (b) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and
(f), respectively, of the Code.

     (c) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (d)  "Bank" shall mean Hopkinsville Federal Savings Bank.

     (e)  "Board" shall mean the Board of Directors of the Company.

     (f) "Change in Control" shall mean any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (4) the acquisition of control of the Bank or the Company within the meaning of 12 C.F.R. Part 574 or its applicable equivalent, or (5) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. In the case of subsections (1), (2), (3) and (4) above, ownership or control of the Bank by the Company itself shall not constitute a "Change in Control." For purposes of defining Change in Control, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

     (g)  "Code"  shall mean the Internal Revenue Code of 1986, as amended.

     (h) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with Paragraph 5(a) hereof; provided that the Board may act in lieu of the Committee with respect to any matter as to which the Committee may act.

     (i) "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

     (j)  "Company" shall mean HopFed Bancorp, Inc.

     (k) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus capacity or as an Advisory Director.

     (l) "Director" shall mean any member of the Board, any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan, and any Advisory Director.

     (m) "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     (n)  "Effective Date" shall mean the date specified in Paragraph 14 hereof.

     (o) "Employee" shall mean any person employed by the Company, the Bank, or an Affiliate.

     (p) "Exercise Price" shall mean the price per Optioned Share at which an Option may be exercised.

     (q) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

     (r) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (s)  "Non-Employee Director" shall have the meaning provided in Rule 16b-3.

     (t) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

     (u)  "Option" means an ISO and/or a Non-ISO.

     (v) "Optioned Shares" shall mean Shares subject to an Option granted pursuant to this Plan.

     (w) "Participant" shall mean any person who receives an Option pursuant to the Plan.

     (x)  "Plan" shall mean this HopFed Bancorp, Inc. 1999 Stock Option Plan.

     (y) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (z)  "Share" shall mean one share of Common Stock.

     (aa) "SAR" (or "Stock Appreciation Right") shall mean a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of Common Stock.

     (bb) "Year of Service" shall mean a full twelve-month period, measured from the date of an Option and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.

     3.   TERM OF THE PLAN AND OPTIONS.

     (a) Term of the Plan. The Plan shall continue in effect for a term of 10 years from the Effective Date, unless sooner terminated pursuant to Paragraph 16 hereof. No Option shall be granted under the Plan after ten years from the Effective Date.

     (b) Term of Options. The term of each Option granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

     4.   SHARES SUBJECT TO THE PLAN.

     Except as otherwise required under Paragraph 11, the aggregate number of Shares deliverable pursuant to Options shall not exceed 403,362 Shares, which equals 10% of the Shares issued by the Company in connection with the Bank's conversion from mutual to stock form. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Company. If any Options should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Options under the Plan.

     5.   ADMINISTRATION OF THE PLAN.

     (a) Composition of the Committee. The Plan shall be administered by the Committee, appointed by the Board, and consisting of at least two members of the Board who are Non-Employee Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Non-Employee Directors.

     (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Options, (ii) to determine the form and content of Options to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c) Agreement. Each Option shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option,
(ii) the number of Shares subject to, and the expiration date of, the Option,
(iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Option, and (iv) the restrictions, if any, to be placed upon such Option, or upon Shares which may be issued upon exercise of such Option.

     The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of the Options.

     (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Option, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

     6.   GRANT OF OPTIONS.

     (a) General Rule. The Committee shall have the discretion to make discretionary grants of Options to Employees and Directors (including members of the Committee). In addition, the Committee shall automatically make the awards specified in Paragraphs 6(b) and 9(a) hereof.

     (b) Automatic Grants to Employees. On a date that the Committee selects in its discretion for initial grants, each of the following Employees shall receive an Option to purchase the number of Shares listed below, at an Exercise Price per Share equal to the Market Value of a Share on the Effective Date; provided that such grant shall not be made to an Employee whose Continuous Service terminates on or before the Effective Date:

          Participant                             Number of Shares
          -----------                             ----------------
             Thomas                                    80,672
             Noel                                      72,605
             Clark                                     48,403
             Roberts                                   20,168
             Boyd                                      20,168
             Mallory                                   20,168
             Foley                                     20,168

     With respect to each of the above-named Participants, the Option granted to the Participant hereunder (i) shall vest in accordance with the general rule set forth in Paragraph 8(a) of the Plan, (ii) shall have a term of ten years from the Effective Date, and (iii) shall be subject to the general rule set forth in Paragraph 8(c) with respect to the effect of a Participant's termination of Continuous Service on the Participant's right to exercise his Options.

     (c) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs.

     7.   EXERCISE PRICE FOR OPTIONS.

     (a) Limits on Committee Discretion. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

     (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     8.  EXERCISE OF OPTIONS.

     (a) Generally. Unless the Committee specifically eliminates any vesting requirement or imposes a different vesting schedule in an Agreement granting an Option, each Option grant shall be vested and exercisable with respect to 50% of the Optioned Shares on the date of grant and shall become vested and exercisable with respect to an additional 50% of the Optioned Shares on January 1, 2000; provided that no vesting shall occur prior to stockholder approval pursuant to Paragraph 14 hereof, and further provided that no vesting shall occur on a particular date if the Participant's Continuous Service has ended prior thereto. Notwithstanding the foregoing, an Option shall become fully (100%) exercisable immediately upon termination of the Participant's Continuous Service due to (i) the Participant's Disability, (ii) death, (iii) retirement at or after age 62, or (iv) upon a Change in Control or, if earlier, the execution of an agreement to effect a Change in Control. An Option may not be exercised for a fractional Share.

     (b) Procedure for Exercise. A Participant may exercise an Option, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at its executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise, and may consist of Shares subject to the Option being exercised.

     (c) Period of Exercisability. Except to the extent otherwise provided in the terms of an Agreement, an Option may be exercised by a Participant only while he is an Employee and has maintained Continuous Service from the date of the grant of the Option, or within one year after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Employee's Continuous Service terminates by reason of -

          (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Bank and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination;

          (2) death, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

     (d) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     (e) Mandatory Six-Month Holding Period. Notwithstanding any other provision of this Plan to the contrary, Common Stock that is purchased upon exercise of an Option may not be sold within the six-month period following the grant date of that Option, except in the event of the Participant's death or Disability, or such other event as the Board may specifically deem appropriate.

     9.   AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS.

     (a) Automatic Grants. Notwithstanding any other provisions of this Plan, each Director who is not an Employee but is a Director or advisory Director on the Effective Date shall receive, on a date that the Committee selects in its discretion for initial grants, Non-ISOs to purchase 20,168 Shares. Such Non-ISOs shall have an Exercise Price per Share equal to the Market Value of a Share on the date of grant, and be subject to the terms of Paragraph 9(b) hereof.

     (b) Terms of Exercise. Options received under the provisions of Paragraph 9(a) shall (i) become exercisable on the date that the Plan receives stockholder approval, and (ii) may be exercised from time to time pursuant to Paragraph 8 by written notice of intent to exercise the Option with respect to all or a specified number of the Optioned Shares, and payment to the Company (contemporaneously with the delivery of such notice), in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of the Optioned Shares with respect to which the Option is then being exercised. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. Upon a Director's exercise of an Option, the Company may, in the discretion of the Committee, pay to the Director a cash amount up to but not exceeding the amount of dividends, if any, declared on the underlying Shares between the date of grant and the date of exercise of the Option. A Director who exercises Options pursuant to this Paragraph may satisfy all applicable federal, state and local income and employment tax withholding obligations, in whole or in part, by irrevocably electing to have the Company withhold shares of Common Stock, or to deliver to the Company shares of Common Stock that he already owns, having a value equal to the amount required to be withheld; provided that to the extent not inconsistent herewith, such election otherwise complies with those requirements of Paragraphs 8 and 19 hereof.

     Options granted under this Paragraph shall have a term of 10 years; provided that Options granted under this Paragraph shall expire one year after the date on which a Director terminates Continuous Service on the Board for a reason other than death, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's death during the term of his directorship, Options granted under this Paragraph shall become immediately exercisable, and may be exercised within two years from the date of his death by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's Disability during his or her directorship, the Director's Option shall become immediately exercisable, and such Option may be exercised within two years of the termination of directorship due to Disability, but not later than the date that the Option would otherwise expire. Unless otherwise inapplicable or inconsistent with the provisions of this Paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

     10.  SARS (STOCK APPRECIATION RIGHTS)

     (a) Granting of SARs. In its sole discretion, the Committee may from time to time grant SARs to Employees either in conjunction with, or independently of, any Options granted under the Plan. An SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the number of shares purchased upon exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the SAR is exercised. Alternatively, an SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. An SAR may not be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its terms, meets all of the following requirements: (1) the SAR will expire no later than the ISO; (2) the SAR may be for no more than the difference between the Exercise Price of the ISO and the Market Value of the Shares subject to the ISO at the time the SAR is exercised; (3) the SAR is transferable only when the ISO is transferable, and under the same conditions; (4) the SAR may be exercised only when the ISO may be exercised; and (5) the SAR may be exercised only when the Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

     (b) Exercise Price. The Exercise Price as to any particular SAR shall not be less than the Market Value of the Optioned Shares on the date of grant.

     (c) Timing of Exercise. The provisions of Paragraph 8(c) regarding the period of exercisability of Options are incorporated by reference herein, and shall determine the period of exercisability of SARs.

     (d) Exercise of SARs. An SAR granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant, provided that an SAR may not be exercised for a fractional Share. Upon exercise of an SAR, the Participant shall be entitled to receive, without payment to the Company except for applicable withholding taxes, an amount equal to the excess of (or, in the discretion of the Committee if provided in the Agreement, a portion of) the excess of the then aggregate Market Value of the number of Optioned Shares with respect to which the Participant exercises the SAR, over the aggregate Exercise Price of such number of Optioned Shares. This amount shall be payable by the Company, at the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

     (e) Procedure for Exercising SARs. To the extent not inconsistent herewith, the provisions of Paragraph 8b) as to the procedure for exercising Options are incorporated by reference, and shall determine the procedure for exercising SARs.

     11.  CHANGE IN CONTROL; EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE
PLAN.

     (a) Change in Control. Upon a Change in Control or, if earlier, the execution of an agreement to effect a Change in Control, all Options and SARs shall become fully exercisable, notwithstanding any other provision of the Plan or any Agreement.

     (b) Recapitalizations; Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Options and SARs, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company .

     (c) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Options and SARs, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

     (d)  Special Rule for ISOs.  Any adjustment made pursuant to subparagraphs
(a) or (b) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

     (e) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Option before the adjustment was made.

     (f) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Options or reserved for issuance under the Plan.

     (g) Certain Special Dividends. The Exercise Price of shares subject to outstanding Options shall be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, except that this subparagraph (g) shall not apply to any dividend which is paid to the Participant pursuant to Paragraph 8(b) or 9(b) hereof.

     12.  NON-TRANSFERABILITY OF OPTIONS.

     Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds SARs or Options may transfer such SARs or Options (but not ISOs) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. SARs and Options so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the SARs or Options pursuant to this Paragraph 12. SARs and Options which are transferred pursuant to this Paragraph 12 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     13.  TIME OF GRANTING OPTIONS.

     The date of grant of an Option shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Option, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

     14.  EFFECTIVE DATE.

     The Plan shall become effective immediately, but its effectiveness and the effectiveness of any grants of Options and SARs shall be contingent upon the Plan's approval by a favorable vote of stockholders owning at least a majority of the total votes cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws.

     15.  MODIFICATION OF OPTIONS.

     At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Option, provided no such modification shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or impair the Option without the consent of the holder of the Option.

     16.  AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Options, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Option, alter or impair any rights or obligations under any Option theretofore granted.

     17.  CONDITIONS UPON ISSUANCE OF SHARES.

     (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Option unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal, or to establish repurchase rights, or to pay an Optionee the in-the-money value of his Option in consideration for its cancellation, or all of these restrictions.

     18.  RESERVATION OF SHARES.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     19.  WITHHOLDING TAX.

     The Company's obligation to deliver Shares upon exercise of Options shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of the Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     20.  NO EMPLOYMENT OR OTHER RIGHTS.

     In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Bank, or any Affiliate of such corporations. Except to the extent provided in Paragraphs 6(b) and 9(a), no Employee or Director shall have a right to be granted an Option or, having received an Option, the right to again be granted an Option. However, an Employee or Director who has been granted an Option may, if otherwise eligible, be granted an additional Option or Options.

     21.  GOVERNING LAW.

     The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky, except to the extent that federal law shall be deemed to apply.

                                                                       EXHIBIT B

                              HOPFED BANCORP, INC.
                          MANAGEMENT RECOGNITION PLAN

                                   ARTICLE I
                           ESTABLISHMENT OF THE PLAN

     1.01 The Company hereby establishes this Plan upon the terms and conditions hereinafter stated.

     1.02 Through acceptance of their appointment to the Committee, each member of the Committee hereby accepts his or her appointment hereunder upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                              PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to reward and retain personnel of experience and ability in key positions of responsibility by providing Employees and Directors of the Company, the Bank, and their Affiliates with a proprietary interest in the Company, and as compensation for their past contributions to the Bank, and as an incentive to make such contributions in the future.

                                  ARTICLE III
                                  DEFINITIONS

     The following words and phrases, when used in this Plan with an initial capital letter, shall have the meanings set forth below unless the context clearly indicates otherwise. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01 "Advisory Director" shall mean any former Director who has been elected as an Advisory Director of the Company or the Bank.

     3.02 "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and
(f), respectively, of the Internal Revenue Code of 1986, as amended.

     3.03  "Bank" shall mean Hopkinsville Federal Savings Bank.

     3.04 "Beneficiary" shall mean the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

     3.05  "Board" shall mean the Board of Directors of the Company.

     3.06 "Change in Control" shall mean any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (4) the acquisition of control of the Bank or the Company within the meaning of 12 C.F.R. Part 574 or its applicable equivalent, or (5) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing

Directors then in office shall be considered a Continuing Director. In the case of subsections (1), (2), (3) and (4) above, ownership or control of the Bank by the Company itself shall not constitute a "Change in Control." For purposes of defining Change in Control, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

     3.07 "Committee" shall mean the Management Recognition Plan Committee appointed by the Board pursuant to Article IV hereof; provided that the Board may act in lieu of the Committee on any matter as to which the Committee has authority to act.

     3.08 "Common Stock" shall mean shares of the common stock of the Company, par value $.01 per share.

     3.09  "Company" shall mean HopFed Bancorp, Inc.

     3.10 "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus capacity or as an Advisory Director.

     3.11 "Date of Conversion" shall mean the date of the conversion of the Bank from mutual to stock form.

     3.12 "Director" shall mean a member of the Board, any member of the board of directors of an Affiliate whose members the Board has by resolution designated as being eligible for participation in this Plan, and any Advisory Director.

     3.13 "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     3.14 "Effective Date" shall mean the date on which the Plan first becomes effective, as determined under Section 8.07 hereof.

     3.15 "Employee" shall mean any person who is employed by the Company or an Affiliate.

     3.16 "Non-employee Director" shall have the meaning provided in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     3.17 "Participant" shall mean an Employee or Director who holds a Plan Share Award.

     3.18  "Plan" shall mean this HopFed Bancorp, Inc. Management Recognition
Plan.

     3.19 "Plan Shares" shall mean shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

     3.20 "Plan Share Award" shall mean a right granted under this Plan to receive Plan Shares.

     3.21 "Plan Share Reserve" shall mean the shares of Common Stock held by the Trustee pursuant to Sections 5.02 and 5.03.

     3.22 "Trust" and "Trust Agreement" shall mean that agreement entered into pursuant to the terms hereof between the Company and the Trustee, and "Trust" means the grantor trust created thereunder.

     3.23 "Trustee" shall mean that person(s) or entity appointed by the Board pursuant to the Trust Agreement to hold legal title to the Plan assets for the purposes set forth herein.

     3.24 "Year of Service" shall mean a full twelve-month period, measured from the date of a Plan Share Award and each annual anniversary of that date, during which a Participant's Continuous Service has not terminated for any reason.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

     4.01 ROLE AND POWERS OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of not less than two members of the Board who are Non-Employee Directors. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Non-Employee Directors, and by the Board if there are less than two Non-Employee Directors.

     The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to make Plan Share Awards to such Employees as the Committee may select, (ii) to determine the form and content of Plan Share Awards to be issued under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and
(v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. Subject to
Section 4.02, the interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members, and shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee may recommend to the Board one or more persons or entity to act as Trustee(s) in accordance with the provisions of this Plan and the Trust.

     4.02 ROLE OF THE BOARD. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in this and other Sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made or impair a participant's vested rights under a Plan Share Award. Members of the Board who are eligible for or who have been granted Plan Share Awards (other than pursuant to Section 6.04) may not vote on any matters affecting the administration of the Plan or the grant of Plan Shares or Plan Share Awards (although such members may be counted in determining the existence of a quorum at any meeting of the Board during which actions with regard thereto are taken). Further, with respect to all actions taken by the Board in regard to the Plan, such action shall be taken by a majority of the Board where such a majority of the directors acting in the matter are Non-Employee Directors.

     4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee or the Trustee(s) shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it.
If a member of the Board or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such member against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                   ARTICLE V
                       CONTRIBUTIONS; PLAN SHARE RESERVE

     5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amounts (or the method of computing the amounts) to be contributed by the Company to the Trust, provided that the Bank may also make contributions to the Trust. Such amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Employees shall be permitted.

     5.02 INVESTMENT OF TRUST ASSETS; MAXIMUM PLAN SHARE AWARDS. The Trustee shall invest Trust assets only in accordance with the Trust Agreement; provided that the Trust shall not purchase, and Plan Share Awards shall not be made with respect to, more than 161,345 Shares. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust.

     5.03 EFFECT OF ALLOCATIONS, RETURNS AND FORFEITURES UPON PLAN SHARE RESERVES. Upon the allocation of Plan Share Awards under Section 6.02, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated. Any Shares subject or attributable to an Award which may not be earned because of a forfeiture by the Participant pursuant to Section 7.01 shall be added to the Plan Share Reserve.

                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

     6.01 ELIGIBILITY. Except as otherwise provided in Section 6.04 hereof, the Committee shall make Plan Share Awards only to Employees. In selecting those Employees to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Employees, the value of their services to the Company and its Affiliates, and any other factors the Committee may deem relevant. Notwithstanding the foregoing, the Committee shall automatically make the Plan Share Awards specified in Sections 6.04 and 6.05 hereof.

     6.02 ALLOCATIONS. The Committee will determine which Employees will be granted discretionary Plan Share Awards, and the number of Shares covered by each Plan Share Award, provided that in no event shall any Awards be made which will violate the governing instruments of the Bank or its Affiliates or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason or additional shares of Common Stock are purchased by the Trustee, the Committee may, from time to time, determine which of the Employees referenced in Section 6.01 above will be granted additional Plan Share Awards to be awarded from the forfeited or acquired Plan Shares.

     6.03 FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Section 6.02 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04 AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS. Notwithstanding any other provisions of this Plan, each Director or advisory Director who is not an Employee but is a Director on the Effective Date shall receive, on said date, a Plan Share Award for 8,067 Shares. Plan Share Awards received under the provisions of this Section shall become vested and nonforfeitable according to the general rules set forth in subsections (a) and (b) of Section 7.01. Unless otherwise inapplicable or inconsistent with the provisions of this Section, the Plan Share Awards to be granted hereunder shall be subject to all other provisions of this Plan.

     6.05 AUTOMATIC GRANTS TO EMPLOYEES. On the Effective Date, each of the following individuals shall receive a Plan Share Award as to the number of Plan Shares listed below, provided that such award shall not be made to an individual who is not an Employee on the Effective Date:

          Officer                   Shares Subject to Plan Share Award
          -------                   ----------------------------------

          Thomas                                  32,269
          Noel                                    29,042
          Clark                                   19,361
          Roberts                                  8,067
          Boyd                                     8,067
          Mallory                                  8,067
          Foley                                    8,067

Plan Share Awards received under the provisions of this Section shall become vested and nonforfeitable according to the general rules set forth in subsections (a) and (b) of Section 7.01. Unless otherwise inapplicable or inconsistent with the provisions of this Section, the Plan Share Awards to be granted hereunder shall be subject to all other provisions of this Plan.

     6.06 ALLOCATIONS NOT REQUIRED. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, but subject to Sections 6.04 and 6.05, no Employee or Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee, nor shall any Employees or Directors as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Company at any time, and cease issuing Plan Share Awards.

                                  ARTICLE VII
            EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01 EARNING PLAN SHARES; FORFEITURES.

          (a) GENERAL RULES. With respect to Plan Share Awards that occur on the Effective Date, the Plan Shares subject to such Awards shall be earned and become non-forfeitable by a Participant according to the following schedule, provided the Participant is an Employee or Director on the scheduled vesting date:

                                             Percent of Plan Share
          Vesting Date                       Award that Becomes Vested
          ------------                       -------------------------

          The Effective Date                           33 1/3%
          January 1, 2000                              33 1/3%
          January 1, 2001                              33 1/3%

          (b) ACCELERATION FOR TERMINATIONS DUE TO DISABILITY, DEATH, RETIREMENT, OR CHANGE IN CONTROL. Notwithstanding the general rule contained in
Section 7.01(a) above, (i) all Plan Shares subject to a Plan Share Award held by a Participant whose service with the Company or an Affiliate terminates due to the Participant's Disability, death, or retirement at or after age 62, and (ii) all Plan Shares subject to a Plan Share Award held by a Participant shall be deemed earned and 100% vested upon a Change in Control or, if earlier, the execution of an agreement to effect a Change in Control.

     7.02 ACCRUAL OF DIVIDENDS. Whenever Plan Shares are paid to a Participant or Beneficiary under Section 7.03, such Participant or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount equal to any cash dividends (including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company's stockholders) and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant Plan Share Award was initially granted to such Participant and the date the Plan Shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends so paid out.

     7.03  DISTRIBUTION OF PLAN SHARES.

           (a) TIMING OF DISTRIBUTIONS: GENERAL RULE. Except as provided in subsections (c), and (d) below, the Trustee shall distribute Plan Shares and accumulated cash from dividends and interest to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed.

           (b) FORM OF DISTRIBUTION. The Trustee shall distribute all Plan Shares, together with any shares representing stock dividends, in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash.

           (c) WITHHOLDING. The Trustee shall withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is not sufficient, the Trustee shall require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares.
The Trustee shall pay over to the Company or Affiliate which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

           (d) TIMING: EXCEPTION FOR 10% STOCKHOLDERS. Notwithstanding Subsections (a) and (b) above, no Plan Shares may be distributed prior to the date which is five (5) years from the Date of Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock unless such action is approved in advance by a majority vote of Non-employee Directors of the Board. To the extent this limitation would delay the date on which a Participant receives Plan Shares, the Participant may elect to receive from the Trust, in lieu of such Plan Shares, the cash equivalent thereof. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is five years from the Date of Conversion.

           (e) REGULATORY EXCEPTIONS. No Plan Shares shall be distributed unless and until all of the requirements of all applicable law and regulations shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Company by such vote, if any, as may be required by applicable law and regulations.

     7.04 VOTING OF PLAN SHARES. All shares of Common Stock held by the Trust (whether or not subject to a Plan Share Award) shall be voted by the Trustee in the same proportion as the trustee of the Company's Employee Stock Ownership Plan votes Common Stock held in the trust associated therewith, and in the absence of any such voting, shall be voted in the manner directed by the Board.

     7.05  DEFERRAL ELECTIONS BY PARTICIPANTS.

           (a) ELECTIONS TO DEFER.   At any time prior to December 31st of any
year prior to the date on which a Participant becomes vested in any shares subject to his or her Plan Share Award, a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Employees' Retirement Income Security Act of 1973) may irrevocably elect, on the form attached hereto as Exhibit "A" (the "Election Form"), to defer the receipt of all or a percentage of the Plan Shares that would otherwise be transferred to the Participant upon the vesting of such award (the "Deferred Shares").

           (b) RECORDKEEPING; HOLDING OF DEFERRED SHARES.    The Committee shall
establish and maintain an individual account (the "Cash Account") in the name of each Participant who files an Election Form for the purpose of tracking deferred earnings ("Deferred Earnings") attributable to cash dividends paid on Deferred Shares. On the last day of each fiscal year of the Company, the Committee shall credit to the Participant's Cash Account earnings on the balance of the Cash Account at a rate equal to the dividend-adjusted total return on Common Stock, as determined from time to time by the Committee in its sole discretion. The Trustees shall hold each Participant's Deferred Shares and Deferred Earnings in the Trust until distribution is required pursuant to the election set forth in the Participant's Election Form.

          (c) DISTRIBUTIONS OF DEFERRED SHARES. The Trustee shall distribute a Participant's Deferred Shares and Deferred Earnings in accordance with the Participant's Election Form. All distributions made by the Company and/or the Trustees pursuant to elections made hereunder shall be subject to applicable federal, state, and local tax withholding and to such other deductions as shall at the time of such payment be required under any income tax or other law, whether of the United States or any other jurisdiction, and, in the case of payments to a beneficiary, the delivery to the Committee and/or Trustees of all necessary waivers, qualifications and other documentation. Within 90 days after receiving notice of a Participant's death, the Trustee shall distribute any balance of the Participant's Deferred Shares and Deferred Earnings to the Participant's Beneficiary. If, on the other hand, a Participant's Continuous Service terminates for a reason other than the Participant's death, Disability, early retirement, or normal retirement, the Participant's Deferred Shares and Deferred Earnings shall be distributed to the Participant in a lump sum occurring as soon as reasonably practicable. The distribution provisions of a Participant's Election Form shall become irrevocable on the date that occurs (i) one year before the Participant's termination of Continuous Service for a reason other than death, and (ii) on the Participant's death if that terminates the Participant's Continuous Service.

          (d) HARDSHIP WITHDRAWALS. Notwithstanding any other provision of the Plan or a Participant's Election Form, in the event the Participant suffers an unforeseeable emergency hardship within the contemplation of this paragraph, the Participant may apply to the Committee for an immediate distribution of all or a portion of his Deferred Shares and Deferred Earnings. The hardship must result from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, casualty loss of property, or other similar conditions beyond the control of the Participant. Examples of purposes which are not considered hardships include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the hardship could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's financial hardship. The determination of whether a Participant has a qualifying hardship and the amount which qualifies for distribution, if any, shall be made by the Committee in its sole discretion. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

          (e) RIGHTS TO DEFERRED SHARES AND EARNINGS. A Participant may not assign his or her claim to Deferred Shares and Deferred Earnings during his or her lifetime, except in accordance with Section 8.03 of this Plan. A Participant's right to Deferred Shares and Deferred Earnings shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or his or her beneficiary to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor his or her beneficiary shall have any claim against or rights in any specific assets or other fund of the Company, and any assets in the Trust shall be deemed general assets of the Company.

                                  ARTICLE VIII
                                 MISCELLANEOUS

     8.01 ADJUSTMENTS FOR CAPITAL CHANGES.

          (a) RECAPITALIZATIONS; STOCK SPLITS, ETC. The number and kind of shares which may be purchased under the Plan, and the number and kind of shares subject to outstanding Plan Share Awards, shall be proportionately adjusted for any increase, decrease, change or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

          (b) TRANSACTIONS IN WHICH THE COMPANY IS NOT THE SURVIVING ENTITY. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Plan Share Awards shall be adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities which results from the Transaction.

           (c) CONDITIONS AND RESTRICTIONS ON NEW, ADDITIONAL, OR DIFFERENT SHARES OR SECURITIES. If, by reason of any adjustment made pursuant to this Section, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares pursuant to the Plan Share Award before the adjustment was made. In addition, the Committee shall have the discretionary authority to impose on the Shares subject to Plan Share Awards to Employees such restrictions as the Committee may deem appropriate or desirable, including but not limited to a right of first refusal, or repurchase option, or both of these restrictions.

           (d) OTHER ISSUANCES. Except as expressly provided in this Section, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into shares of Common Stock or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number or class of shares of Common Stock then subject to Plan Share Awards or reserved for issuance under the Plan.

     8.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan; provided that no amendment or termination of the Plan shall, without the written consent of a Participant, impair any rights or obligations under a Plan Share Award theretofore granted to the Participant. The power to amend or terminate the Plan in accordance with this
Section 8.02 shall include the power to direct the Trustee to return to the Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to receive a distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board.

     8.03 NONTRANSFERABILITY. Plan Share Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Plan Share Awards may transfer such Awards to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Plan Share Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Section 8.03. Plan Share Awards which are transferred pursuant to this Section 8.03 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     8.04 NO EMPLOYMENT OR OTHER RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Employee or Director to continue in the service of the Company, the Bank, or an Affiliate thereof.

     8.05 VOTING AND DIVIDEND RIGHTS. No Participant shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award prior to the time said Plan Shares are actually distributed to him.

     8.06 GOVERNING LAW. The Plan and Trust shall be governed and construed under the laws of the Commonwealth of Kentucky to the extent not preempted by federal law.

     8.07 EFFECTIVE DATE. The Plan shall become effective immediately upon its receipt of Board approval, provided that the effectiveness of the Plan and any Plan Share Awards shall be absolutely contingent upon the Plan's approval by a favorable vote of stockholders of the Company who own at least a majority of the total votes cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws.

     8.08  TERM OF PLAN.  This Plan shall remain in effect until the earlier of
(i) termination by the Board, or (ii) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     8.09 TAX STATUS OF TRUST. It is intended that (i) the Trust associated with the Plan be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to
               ------
time, and (ii) that in accordance with Revenue Procedure 92-65 (as the same may be amended from time to time), Participants have the status of general unsecured creditors of the Company, the Plan constitutes a mere unfunded promise to make benefit payments in the future, the Plan is unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, and the Trust has been and will continue to be maintained in conformity with Revenue Procedure 92-64 (as the same may be amended from time to time).

                                REVOCABLE PROXY
                             HOPFED BANCORP, INC.
                             --------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                                 May 12, 1999
                          -------------------------

     The undersigned stockholder of HopFed Bancorp, Inc. (the "Company") hereby appoints Walton G. Ezell and Clifton H. Cochran, or either of them, with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of Hopkinsville Federal Savings Bank, 2700 Fort Campbell Boulevard, Hopkinsville, Kentucky on Wednesday, May 12, 1999 at 3:00 p.m., local time, and at any and all adjournments thereof, as indicated below and as determined by a majority of the Board of Directors with respect to such other matters as may come before the Annual Meeting.

                                                              VOTE      FOR ALL
                                                     FOR    WITHHELD    EXCEPT
                                                     ---    --------    --------

I.  Election as directors of all nominees            [_]       [_]         [_]
    listed below (except as marked to the
    contrary).

          Boyd M. Clark
          John Noble Hall, Jr.

          INSTRUCTION:  TO WITHHOLD AUTHORITY
          TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK
          "FOR ALL EXCEPT" AND WRITE THAT
          NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

          ---------------------------------
                                                       FOR  AGAINST  ABSTAIN
                                                       ---  -------  -------

II.  Approval of the HopFed Bancorp, Inc.              [_]    [_]      [_]
     1999 Stock Option Plan.

III. Approval of the HopFed Bancorp, Inc.              [_]    [_]      [_]
     Management Recognition Plan.

IV. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.


--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting.

     The undersigned stockholder acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Annual Meeting, a Proxy Statement, and the Annual Report to Stockholders.

Dated: _________________ _____, 1999


___________________________       __________________________
PRINT NAME OF STOCKHOLDER         PRINT NAME OF STOCKHOLDER


___________________________       __________________________
SIGNATURE OF STOCKHOLDER          SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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